united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinatti, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 3/31/23

Item 1. Reports to Stockholders.

Vertical Capital Income Fund

VCIF
Cusip: 92535C104

Semi-Annual Report
March 31, 2023

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.

Managed Distribution Plan Disclosure

In December 2020, the Board of Trustees (the “Board”), acting pursuant to a Securities and Exchange Commission exemptive order, approved a Managed Distribution Plan (the “Plan”) for Vertical Capital Income Fund (the “Fund”). Pursuant to the Plan, the Fund pays a minimum monthly distribution to shareholders at a stated annual rate as a percentage of the three-month average net asset value (“NAV”) of the Fund’s shares prior to the month of distribution. The distribution is calculated as 8% of the previous three-month average NAV, divided by 12. Payment of monthly distributions under the Fund’s Plan commenced in January 2021.

The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan including amending the annual rate of payment or may terminate the Plan at any time without prior notice to the Fund’s shareholders. The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that an unanticipated change in market conditions or other unforeseen factors will not result in a change in the Fund’s distribution rate at a future time. If the Fund resumes offering its shares to the public, it would likely discontinue the Plan or reduce the distribution rate under the Plan. The Fund does not believe there are any other reasonably foreseeable circumstances that would cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Managed Distribution Plan.

April 30, 2023

Dear Shareholder,

We are pleased to report to you the results of another six-month period for the Vertical Capital Income Fund (the “Fund”). As previously announced in December 2020, the Fund made a pivotal change in the distribution policy by implementing a Managed Distribution Plan (the “Plan”). Consistent with the Plan and our investment objective to seek income, the Fund made monthly distributions aggregating approximately $0.41 per share for the six-month period ended March 31, 2023. In alignment with the Plan’s policy, the Fund will pay net capital gains realized on loan sales and loan payoffs included in the monthly distributions.

The Fund’s net asset value (“NAV)” per share was $10.39 at the September 30, 2022 and $10.15 per share at March 31, 2023. In comparison, the Fund’s traded share price was $8.92 at September 30, 2022 and $9.81 at March 31, 2023, reflecting discounts to NAV of 14% and 3%.

For the six-month period ended March 31, 2023 the Fund produced a total return, based on its traded share price, of 14.94% compared to one of its key benchmarks, the Bloomberg U.S. Mortgage Backed Securities Index, which reported a total return of 4.72%. (Please see the definition of the index that accompanies the performance table that immediately follows this letter.) The SEC Yield per share as of March 31, 2023 was 1.97%. In comparison the Fund produced a total return based on its NAV per share for the same six-month period of 1.70%. Since inception, the Fund has produced an annualized total return of 5.85% based on its NAV.

Update on Economic Outlook

The forecast is for a recession in the first half of 2023, which will result in the unemployment rate increasing from 3.7% as of November 2022 to 5.5% by the end of 2023. According to the Mortgage Banker Association, The Federal Reserve will continue to increase short-term rates in an effort to fight inflation. Signs point to early 2024 before inflation reaches the 2% target.

Although short-term rates could continue to increase, long-term rates may have already peaked. The recent decline is reflecting in the mortgage market, as well as increased signs that the US is headed for a recession. It is expected that 30-year mortgage rates will be at 5.2% at the end of the year. Housing and mortgage markets benefit from both a strong economy, which supports growing household incomes, and also lower inflation, which translates to lower mortgage rates.

Updated forecasts show mortgage origination volume dropping about 15% in 2023 compared to 2022 to about $1.9 trillion. This is due mostly to low application activity even though mortgage rates have been dropping. The more recent purchase originations forecasts is for $1.45 and for $449 billion in refinances for 2023.

Mortgage delinquencies and foreclosures still remain low, though they are expected to increase next year as the unemployment rate are set to rise.

In contrast to the last update, job market is predicted to weaken significantly over the coming months. Job growth slowed in 2022, the number of job openings has decreased by over a million, and the number of layoffs continue to increased, particularly in the tech sector. While the unemployment rate remains low, it is likely to not be sustainable over time. The peak unemployment rate of 5.5% that is expected at the end of 2023 is consistent with the characterization this a relatively mild recession.

The spread of mortgage rates relative to Treasury rates has historically averaged around 180 basis points, but has averaged over 250 basis points since the spring of 2022. The high level of interest rate volatility, is contributed to the Fed’s balance sheet reduction/quantitative tightening (QT) and directly impacts these wider spreads. Higher rate volatility can then lead to increased prepayment risk, which is priced in by investors. It is expected that the Fed to begin reducing their MBS balance sheet over the next few years.

Many economists expect that the housing market will lead the US out of the mild recession in 2023.

Fund Strategy

There is almost $16 trillion of U.S. residential mortgage debt outstanding, of which approximately $11 trillion is secured by one-to-four family residences. The balance is represented by mortgage debt on multi-family, non-farm/non-residential and farm properties. The Fund invests as a secondary market participant in the one-to-four family residential whole loan market. This market historically boasts a deep roster of institutional participants, along with a diverse universe of sellers and reasons for sale. As such, we are comfortable that we will continue to see an adequate supply of investment opportunities. The Fund generates monthly cash distributions from interest income earned on the Fund’s loan portfolio, net of the costs to operate. Costs include fees paid to third parties for loan servicing and custodial, valuation, audit and legal services, as well as fees to the advisor to manage the Fund. As noted above, the Fund made aggregated distributions for the six-month period of approximately $0.41 per share.

The Fund also generates capital gains when it sells loans at a price that is excess of its adjusted cost basis or when loans originally purchased at a discount to their unpaid principal balance (“UPB”) pay off in full before maturity of the loan. Asset sales and loan payoffs can occur anytime throughout the year. Although it did not do so in December of 2022, the Fund has historically made a single distribution in December of each year in order to fully account for all net long-term and short-term capital gains and losses during its taxable period. Most of these distributions have been subject to lower long-term capital gain tax rates; thereby, potentially increasing the after-tax yield to our shareholders. Going forward the Fund will continue to pay net realized capital gains in the monthly distributions.

The Fund meets its investment objective primarily by investing in mortgage notes secured by first liens on residential real estate. The Fund only invests in “whole loans” and does not invest in tranches of RMBS. Investing as a first mortgage lender in whole loans allows the Fund to deal directly with any borrower who is delinquent, in default or needs to restructure their loan for any reason. The Fund can decide on a case by case basis how best to work with the borrower to secure repayment of all amounts due the Fund, which is not always the case in RMBS. This direct interaction has been a significant benefit over the years when the Fund has had to grapple with borrowers affected by crises, such as COVID-19, hurricanes, floods or fires.

The Fund pursues investment opportunities in many types of residential mortgage whole loans. Some known as “Scratch and Dent” are “conforming” loans with typical original terms of 25 or 30 years that would have otherwise qualified for purchase by one of the Government Sponsored Enterprises (“GSEs”), like Fannie Mae or Freddie Mac, but were rejected for technical defects in the application or documentation process. Others are non-qualified loans (“Non QM”), which do not meet the criteria for purchase or origination by a GSE. In addition, there are “Fix and Flip” loans, which typically have 12-24 month terms and “Rental and Bridge” loans which typically have 24-60 month terms. Loans can be performing, re-performing (loans that were non-performing at one point and have now become performing), long-term, short-term, fixed rate or adjustable.

As always, we appreciate the continued support of our shareholders.

Regards,

Katherine L. Hawkins

Portfolio Manager

Vertical Capital Income Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2023

The Fund’s performance figures for the period ended March 31, 2023, compared to its benchmark:

	Six Months	One Year	Five Years	Ten Years	Since Inception*
Vertical Capital Income Fund-NAV	1.70%	0.30%	2.78%	5.58%	5.85%
Vertical Capital Income Fund-Market Price **	14.94%	7.32%	2.53%	5.50%	5.75%
Bloomberg Mortgage Backed Securities Index	4.72%	(4.85)%	0.20%	1.00%	1.11%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns for periods greater than one year.

**	The calculation is made using the NAV until the initial Market Price on May 30, 2019.

The Bloomberg Mortgage Backed Securities Index is an unmanaged index composed of securities backed by U.S. government agency guaranteed mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark. The mortgage notes held by the Fund are not guaranteed by any U.S. government agency.

Past performance is not predictive of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION***

Mortgage Loans	99.8%
Other Investments	0.2%
100.0%

***	Based on Investments at Value as of March 31, 2023.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7%
	MORTGAGE LOANS (PRIVATE) — 97.7%
44,546	Loan ID 200012	ARM	10.8000	07/01/37	$46,327
28,174	Loan ID 200016	ARM	10.3750	01/01/31	29,301
38,868	Loan ID 200018	Fixed	7.0000	01/01/33	38,068
96,419	Loan ID 200023	Fixed	5.8750	12/01/50	86,027
195,568	Loan ID 200026	Fixed	4.7500	01/01/50	189,758
178,475	Loan ID 200029	Fixed	6.3100	07/01/37	170,647
515,905	Loan ID 200035	Fixed	4.6250	11/01/50	470,663
97,497	Loan ID 200041	Fixed	4.8750	08/01/39	85,797
34,680	Loan ID 200042	Fixed	7.0000	12/01/37	33,992
39,650	Loan ID 200043	Fixed	6.1250	07/01/39	37,539
44,242	Loan ID 200048	Fixed	5.5000	08/01/39	40,493
46,120	Loan ID 200054	Fixed	8.2500	03/01/39	46,595
67,532	Loan ID 200055	Fixed	10.0000	01/05/36	69,090
128,553	Loan ID 200079	Fixed	5.0000	02/01/59	112,000
59,571	Loan ID 200082	Fixed	8.2500	04/01/40	59,848
148,365	Loan ID 200084	Fixed	7.0000	03/01/39	144,358
267,180	Loan ID 200090	Fixed	4.5000	11/01/36	165,497
64,876	Loan ID 200102	Fixed	8.2500	03/01/40	65,561
100,609	Loan ID 200110	Fixed	8.2500	08/01/39	90,781
64,183	Loan ID 200128	Fixed	4.7100	07/01/37	48,728
422,289	Loan ID 200129	Fixed	4.6250	03/01/52	370,357
105,082	Loan ID 200135	Fixed	4.3750	12/01/42	88,595
67,652	Loan ID 200141	Fixed	4.2500	02/01/42	56,224
129,705	Loan ID 200158	Fixed	3.6250	12/01/42	104,713
166,815	Loan ID 200165	Fixed	4.3750	12/01/41	141,240
75,523	Loan ID 200174	Fixed	7.3400	04/01/37	74,713
41,477	Loan ID 200175	Fixed	9.6000	05/01/37	42,207
97,271	Loan ID 200181	Fixed	7.5000	06/01/41	91,258
62,986	Loan ID 200184	Fixed	4.3750	12/01/42	53,077
24,429	Loan ID 200185	Fixed	5.3750	06/01/42	22,032
46,123	Loan ID 200186	Fixed	5.1250	08/01/42	40,867
138,385	Loan ID 200194	Fixed	4.7500	09/01/41	119,959
216,248	Loan ID 200195	Fixed	3.8750	03/01/42	177,836

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
31,873	Loan ID 200198	Fixed	5.2500	10/01/42	$28,462
28,675	Loan ID 200201	Fixed	5.1250	08/01/41	25,499
16,527	Loan ID 200206	Fixed	3.9900	12/01/42	13,638
36,819	Loan ID 200208	Fixed	4.2500	01/01/43	30,817
148,772	Loan ID 200209	Fixed	3.8750	08/01/42	122,074
61,323	Loan ID 200218	Fixed	4.2500	12/01/41	51,586
42,839	Loan ID 200228	Fixed	4.6250	08/01/42	36,683
99,835	Loan ID 200243	Fixed	3.7500	04/01/43	81,040
21,065	Loan ID 200244	Fixed	5.0000	05/01/42	18,501
79,366	Loan ID 200287	Fixed	4.3750	07/01/43	66,772
25,634	Loan ID 200313	Fixed	8.5000	03/01/28	25,504
241,829	Loan ID 200315	ARM	6.0000	06/01/37	245,597
52,011	Loan ID 200317	Fixed	7.0000	09/01/32	50,938
81,460	Loan ID 200332	Fixed	5.7750	10/01/37	75,976
81,047	Loan ID 200334	Fixed	7.0000	01/01/33	79,379
246,881	Loan ID 200335	Fixed	5.0000	11/01/52	225,395
48,865	Loan ID 200348	Fixed	6.5000	07/01/38	47,077
52,277	Loan ID 200352	Fixed	7.0000	08/01/30	51,161
54,219	Loan ID 200361	Fixed	7.5000	01/01/34	53,786
77,963	Loan ID 200366	Fixed	6.2500	03/01/34	74,652
137,151	Loan ID 200368	ARM	4.5000	04/01/36	135,580
58,726	Loan ID 200374	ARM	8.0000	05/01/34	58,726
165,509	Loan ID 200380	Fixed	4.2200	04/01/49	142,515
260,140	Loan ID 200384	Fixed	5.0000	11/01/47	209,117
125,901	Loan ID 200385	Fixed	8.2500	01/01/40	119,044
178,844	Loan ID 200390	Fixed	4.7800	04/16/47	158,069
121,667	Loan ID 200391	Fixed	4.0000	01/13/35	104,919
55,303	Loan ID 200392	Fixed	10.0000	06/05/34	54,880
97,498	Loan ID 200395	Fixed	4.8600	01/01/52	86,496
61,859	Loan ID 200396	Fixed	10.0000	02/01/36	63,282
35,568	Loan ID 200399	Fixed	4.9800	06/01/37	31,797
33,733	Loan ID 200403	Fixed	8.3000	10/15/32	33,986
46,441	Loan ID 200404	Fixed	8.1000	05/01/37	46,783
107,401	Loan ID 200406	Fixed	4.8750	10/01/51	95,989

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
320,046	Loan ID 200409	Fixed	6.0000	02/01/49	$275,247
89,769	Loan ID 200411	Fixed	8.2750	06/01/37	90,765
56,044	Loan ID 200417	Fixed	7.0000	05/01/35	54,909
131,970	Loan ID 200420	Fixed	4.2250	04/10/38	112,872
109,959	Loan ID 200423	Fixed	4.5000	06/01/43	93,223
186,688	Loan ID 200430	Fixed	3.6250	07/01/43	150,311
243,208	Loan ID 200432	Fixed	4.8750	05/01/43	210,877
183,834	Loan ID 200435	Fixed	4.6250	11/01/52	165,566
37,032	Loan ID 200439	Fixed	5.0000	08/01/41	32,625
11,342	Loan ID 200447	ARM	5.8750	11/04/34	11,470
69,490	Loan ID 200448	Fixed	5.7500	05/01/42	64,888
297,819	Loan ID 200451	Fixed	6.2500	07/01/38	283,941
137,590	Loan ID 200460	Fixed	7.0000	07/01/41	134,796
346,025	Loan ID 200462	Fixed	6.0000	07/01/45	326,402
198,944	Loan ID 200465	Fixed	6.5000	07/01/37	191,719
101,915	Loan ID 200468	Fixed	5.6250	12/01/44	89,113
106,550	Loan ID 200469	Fixed	6.5000	07/01/37	102,680
96,711	Loan ID 200489	Fixed	4.0000	03/01/43	79,870
170,414	Loan ID 200491	Fixed	5.5000	10/01/39	155,872
239,719	Loan ID 200494	Fixed	4.6250	10/01/43	204,708
161,891	Loan ID 200500	Fixed	5.8750	02/01/37	151,888
54,379	Loan ID 200507	Fixed	4.5000	09/01/42	46,230
78,829	Loan ID 200517	Fixed	8.0000	05/01/39	78,309
170,215	Loan ID 200518	Fixed	3.0000	12/01/50	137,405
96,218	Loan ID 200527	Fixed	4.5000	12/01/43	81,446
88,800	Loan ID 200532	Fixed	3.2500	07/01/43	69,866
26,369	Loan ID 200545	Fixed	4.3750	02/01/29	22,138
79,463	Loan ID 200573	Fixed	3.7500	09/01/42	64,710
152,604	Loan ID 200578	Fixed	4.7500	08/01/40	129,970
39,889	Loan ID 200579	Fixed	4.8750	05/01/42	34,638
137,394	Loan ID 200580	Fixed	4.1250	11/01/41	114,824
274,048	Loan ID 200586	Fixed	3.5000	01/01/43	219,475
54,309	Loan ID 200593	Fixed	3.8750	06/01/42	44,605
59,842	Loan ID 200604	Fixed	3.5000	01/01/43	47,929

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
107,213	Loan ID 200612	Fixed	4.5000	02/01/43	$90,990
142,830	Loan ID 200630	Fixed	5.2500	09/01/43	127,437
197,112	Loan ID 200634	Fixed	4.3750	01/01/44	165,579
102,877	Loan ID 200645	Fixed	5.0000	04/01/44	89,912
121,192	Loan ID 200649	Fixed	4.3750	03/01/44	101,731
112,935	Loan ID 200650	Fixed	4.8750	05/01/44	97,702
178,221	Loan ID 200651	Fixed	3.6250	07/01/43	143,390
117,439	Loan ID 200655	Fixed	3.3750	05/01/43	93,155
161,805	Loan ID 200656	Fixed	6.8750	11/01/45	130,184
133,763	Loan ID 200657	Fixed	4.8750	08/01/51	118,225
149,837	Loan ID 200660	Fixed	5.8750	03/01/38	140,319
60,043	Loan ID 200663	Fixed	4.7500	05/01/44	51,544
135,910	Loan ID 200669	Fixed	5.2500	04/01/44	120,781
33,679	Loan ID 200670	Fixed	4.3750	02/01/29	28,274
268,967	Loan ID 200674	Fixed	4.5000	05/01/44	227,235
110,301	Loan ID 200684	Fixed	4.8750	04/01/44	95,571
200,611	Loan ID 200685	Fixed	4.8750	05/01/44	173,449
191,313	Loan ID 200690	Fixed	4.2500	04/01/44	159,398
211,544	Loan ID 200692	Fixed	4.6250	07/01/44	179,951
92,123	Loan ID 200694	Fixed	4.5000	09/01/43	78,062
39,782	Loan ID 200696	Fixed	3.7500	10/01/42	32,385
82,941	Loan ID 200704	Fixed	4.3750	03/01/43	69,803
42,136	Loan ID 200709	Fixed	4.3750	04/01/43	35,488
96,928	Loan ID 200710	Fixed	4.5000	07/01/44	79,874
544,226	Loan ID 200714	Fixed	4.7500	11/01/36	481,006
170,763	Loan ID 200716	ARM	6.1380	08/01/37	169,857
121,039	Loan ID 200720	ARM	4.0000	04/01/42	107,150
140,722	Loan ID 200726	Fixed	4.3750	09/01/37	115,802
176,943	Loan ID 200732	Fixed	5.8750	09/01/27	165,815
126,215	Loan ID 200736	Fixed	4.7500	05/01/44	105,869
151,340	Loan ID 200742	Fixed	4.2500	04/01/43	126,495
52,232	Loan ID 200753	Fixed	5.2500	05/01/44	46,500
43,190	Loan ID 200755	Fixed	4.2500	06/01/43	36,106

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
160,052	Loan ID 200756	Fixed	4.8750	11/01/43	$138,768
189,266	Loan ID 200771	Fixed	4.5000	12/01/61	168,847
38,234	Loan ID 200775	Fixed	4.2500	04/01/43	31,953
69,751	Loan ID 200776	Fixed	4.2500	03/01/44	58,064
46,897	Loan ID 200777	Fixed	4.7500	06/01/44	40,182
146,784	Loan ID 200781	Fixed	4.6250	09/01/44	124,547
57,546	Loan ID 200783	Fixed	4.7500	09/01/44	49,346
197,085	Loan ID 200786	Fixed	4.6250	07/01/44	167,976
37,912	Loan ID 200787	Fixed	4.7500	09/01/44	32,472
177,332	Loan ID 200791	Fixed	4.8750	06/01/44	153,251
76,368	Loan ID 200795	Fixed	6.7500	08/01/36	73,701
68,061	Loan ID 200796	Fixed	5.8800	12/01/53	63,803
54,338	Loan ID 200799	Fixed	4.0000	02/01/53	44,488
58,553	Loan ID 200800	Fixed	4.0000	01/01/53	50,666
142,516	Loan ID 200805	Fixed	4.6250	07/01/50	99,829
52,050	Loan ID 200808	Fixed	4.2500	11/01/50	31,798
110,440	Loan ID 200809	Fixed	5.0000	04/01/50	82,013
212,445	Loan ID 200814	Fixed	8.2500	07/01/39	197,124
181,505	Loan ID 200821	Fixed	4.2500	08/01/44	150,916
70,114	Loan ID 200823	Fixed	4.2500	09/01/44	58,309
91,113	Loan ID 200826	Fixed	4.3750	09/01/44	76,261
162,212	Loan ID 200830	ARM	2.2500	07/01/44	149,256
25,901	Loan ID 200831	Fixed	4.2500	10/01/44	21,523
239,021	Loan ID 200832	Fixed	4.2500	10/01/44	193,944
137,400	Loan ID 200834	Fixed	4.1250	07/01/43	113,964
88,869	Loan ID 200853	Fixed	5.0000	04/01/37	79,413
243,138	Loan ID 200858	Fixed	5.0000	01/01/53	217,937
141,807	Loan ID 200860	Fixed	3.8750	03/01/52	115,463
103,235	Loan ID 200867	Fixed	4.5800	09/01/53	90,052
162,763	Loan ID 200880	Fixed	4.2500	06/01/43	135,983
43,210	Loan ID 200883	Fixed	3.3750	05/01/28	34,281
58,207	Loan ID 200886	Fixed	4.2500	10/01/44	48,365
192,970	Loan ID 200887	Fixed	4.7500	09/01/44	165,336
178,213	Loan ID 200891	Fixed	4.2500	10/01/44	147,909

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
210,796	Loan ID 200892	Fixed	3.7500	09/01/43	$170,804
168,057	Loan ID 200897	Fixed	4.7500	10/01/44	144,005
349,359	Loan ID 200907	ARM	6.1880	08/01/47	341,584
95,028	Loan ID 200908	Fixed	4.0000	06/01/49	82,890
114,154	Loan ID 200909	Fixed	4.8700	04/01/47	101,886
588,355	Loan ID 200912	Fixed	5.1250	03/01/37	530,353
52,262	Loan ID 200913	Fixed	4.2500	05/01/47	44,995
128,761	Loan ID 200914	Fixed	2.8750	12/01/47	106,803
145,744	Loan ID 200917	Fixed	4.8750	01/01/51	129,192
76,558	Loan ID 200921	ARM	4.2500	07/01/51	74,243
382,211	Loan ID 200922	Fixed	7.2500	09/01/53	377,085
110,733	Loan ID 200928	Fixed	4.8000	02/01/41	95,184
167,375	Loan ID 200940	Fixed	3.2500	02/01/43	132,014
224,525	Loan ID 200942	Fixed	4.0000	04/01/43	185,038
90,375	Loan ID 200944	Fixed	4.5000	02/01/44	76,403
247,493	Loan ID 200947	Fixed	4.0000	02/01/43	204,134
241,889	Loan ID 200956	Fixed	5.0000	08/01/51	215,138
357,492	Loan ID 200959	Fixed	4.0000	11/01/42	295,209
128,437	Loan ID 200966	Fixed	4.8750	07/01/44	111,046
134,831	Loan ID 200974	Fixed	4.2500	10/01/44	112,111
313,842	Loan ID 200977	Fixed	4.8750	09/01/44	262,589
145,939	Loan ID 200993	Fixed	2.0040	07/15/49	111,150
49,071	Loan ID 200996	Fixed	2.5000	08/01/48	38,456
36,862	Loan ID 201006	Fixed	6.8750	03/01/38	35,969
83,521	Loan ID 201007	Fixed	7.1250	04/01/37	82,157
64,913	Loan ID 201010	Fixed	5.5000	04/01/39	58,310
40,256	Loan ID 201012	Fixed	7.5000	12/01/38	40,002
48,928	Loan ID 201013	Fixed	7.5000	12/01/38	48,634
99,835	Loan ID 201016	Fixed	6.5000	05/01/46	94,248
116,223	Loan ID 201023	Fixed	6.4500	02/01/36	111,762
93,913	Loan ID 201027	ARM	11.1250	03/01/37	97,669
123,550	Loan ID 201032	Fixed	4.5000	11/01/44	104,138
69,576	Loan ID 201036	Fixed	4.3750	12/01/44	58,225
61,135	Loan ID 201037	Fixed	8.2500	07/01/39	61,784

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
83,369	Loan ID 201041	Fixed	3.7500	11/01/52	$70,335
97,702	Loan ID 201043	Fixed	4.0000	04/01/39	79,238
146,613	Loan ID 201044	Fixed	4.8700	03/29/37	130,175
90,105	Loan ID 201045	Fixed	3.3750	07/01/37	66,152
276,448	Loan ID 201046	Fixed	3.0000	10/01/58	232,164
100,580	Loan ID 201047	Fixed	3.6250	04/01/53	80,477
59,951	Loan ID 201053	Fixed	3.8600	07/01/53	50,876
181,390	Loan ID 201054	Fixed	2.4000	05/17/50	137,539
139,830	Loan ID 201057	Fixed	4.3750	01/01/50	121,680
94,704	Loan ID 201058	Fixed	4.2500	08/01/37	81,397
84,095	Loan ID 201060	ARM	4.7500	07/01/35	84,683
75,194	Loan ID 201061	Fixed	5.0000	02/01/50	63,962
101,826	Loan ID 201063	Fixed	4.0000	09/01/47	86,409
205,958	Loan ID 201066	Fixed	4.2500	12/01/46	177,661
383,739	Loan ID 201067	Fixed	4.7500	01/01/44	329,562
57,637	Loan ID 201069	Fixed	4.6250	12/01/44	49,017
54,629	Loan ID 201072	Fixed	3.5000	03/01/28	43,741
82,719	Loan ID 201075	Fixed	4.3750	10/01/44	69,292
200,056	Loan ID 201084	Fixed	5.0000	08/01/38	181,395
223,957	Loan ID 201092	Fixed	5.2500	04/01/46	199,595
119,661	Loan ID 201093	Fixed	4.1250	02/01/45	103,970
129,868	Loan ID 201103	ARM	3.1250	05/01/44	123,250
141,445	Loan ID 201104	Fixed	4.3750	04/01/45	118,263
61,457	Loan ID 201107	Fixed	5.1500	02/01/36	55,731
145,024	Loan ID 201111	Fixed	4.8750	04/01/50	105,576
74,003	Loan ID 201113	Fixed	5.7500	12/01/52	69,008
113,528	Loan ID 201114	Fixed	8.0870	05/01/54	114,284
457,579	Loan ID 201115	Fixed	4.0000	02/01/51	386,915
73,258	Loan ID 201122	Fixed	4.7500	11/01/48	63,964
191,728	Loan ID 201124	Fixed	4.7500	04/01/40	168,618
62,965	Loan ID 201127	ARM	5.0000	04/01/37	63,501
98,997	Loan ID 201130	Fixed	4.8500	12/01/37	86,253
112,998	Loan ID 201131	Fixed	8.2500	05/01/53	114,179
151,783	Loan ID 201132	Fixed	4.2500	07/01/37	112,667

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
174,042	Loan ID 201134	Fixed	4.6250	10/01/53	$134,311
160,733	Loan ID 201139	Fixed	3.0000	11/01/53	129,567
73,913	Loan ID 201143	Fixed	3.5000	11/01/37	54,799
121,915	Loan ID 201146	Fixed	4.8750	08/01/54	108,183
100,497	Loan ID 201147	Fixed	4.1250	11/01/51	81,173
81,607	Loan ID 201148	Fixed	3.9500	10/01/42	70,949
341,554	Loan ID 201149	Fixed	5.0000	12/01/61	304,545
86,840	Loan ID 201155	Fixed	6.2500	11/01/53	61,476
184,154	Loan ID 201160	Fixed	4.9200	10/01/49	159,671
349,415	Loan ID 201163	Fixed	4.7500	12/01/49	262,404
390,928	Loan ID 201168	Fixed	3.8750	04/01/52	344,175
46,187	Loan ID 201170	Fixed	4.3750	07/01/37	40,014
99,463	Loan ID 201173	Fixed	4.2800	11/01/47	75,169
118,662	Loan ID 201176	Fixed	4.2500	07/01/53	103,610
285,600	Loan ID 201179	Fixed	4.7500	05/01/51	204,854
230,311	Loan ID 201181	Fixed	4.5000	04/01/34	199,446
121,262	Loan ID 201183	Fixed	3.5000	10/01/52	101,764
56,444	Loan ID 201184	Fixed	4.0000	06/01/49	49,113
224,336	Loan ID 201185	Fixed	7.2500	10/01/53	221,114
74,317	Loan ID 201187	Fixed	5.0000	11/01/48	49,505
559,325	Loan ID 201196	Fixed	4.3750	11/01/36	485,518
295,115	Loan ID 201199	Fixed	5.1250	11/01/46	265,693
130,211	Loan ID 201205	Fixed	4.6250	01/01/45	110,606
100,829	Loan ID 201208	Fixed	4.6250	04/01/45	85,503
158,032	Loan ID 201209	Fixed	4.2500	04/01/45	131,135
382,147	Loan ID 201212	Fixed	4.6250	03/01/61	324,719
171,106	Loan ID 201213	Fixed	4.8750	08/01/44	147,578
465,012	Loan ID 201214	ARM	3.3750	09/01/43	442,272
53,762	Loan ID 201221	Fixed	3.2500	05/01/43	40,312
41,805	Loan ID 201222	Fixed	5.1250	01/01/45	36,556
139,753	Loan ID 201240	Fixed	4.2500	10/01/45	139,753
261,832	Loan ID 201241	Fixed	4.3750	07/01/45	218,878
97,452	Loan ID 201243	Fixed	4.6250	11/01/45	82,648
353,528	Loan ID 201244	Fixed	4.5000	06/01/45	297,693

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
99,673	Loan ID 201245	Fixed	4.7500	08/01/44	$85,521
88,876	Loan ID 201248	Fixed	4.8750	07/01/44	76,753
450,250	Loan ID 201249	Fixed	4.6250	03/01/59	381,355
192,755	Loan ID 201254	Fixed	7.2500	05/01/60	190,122
201,406	Loan ID 201255	ARM	8.6250	06/01/35	201,406
153,654	Loan ID 201260	Fixed	4.7500	09/01/45	131,296
44,135	Loan ID 201263	Fixed	4.7500	10/01/45	37,709
130,269	Loan ID 201266	Fixed	4.5000	02/01/46	109,380
132,198	Loan ID 201270	Fixed	4.1250	02/01/45	108,899
214,953	Loan ID 201273	Fixed	4.5000	12/01/45	180,491
191,246	Loan ID 201274	Fixed	4.1250	10/01/45	157,102
18,968	Loan ID 201285	Fixed	4.6250	11/01/28	18,003
272,096	Loan ID 201291	Fixed	5.0000	08/01/45	236,044
109,271	Loan ID 201294	Fixed	4.6250	02/01/46	90,400
680,544	Loan ID 201296	Fixed	4.2500	02/01/46	562,194
63,941	Loan ID 201301	Fixed	4.5500	10/01/44	54,120
131,955	Loan ID 201305	Fixed	4.6250	08/01/44	112,099
102,774	Loan ID 201306	Fixed	3.8750	09/01/45	83,133
158,891	Loan ID 201307	Fixed	4.2500	10/01/48	131,366
55,553	Loan ID 201308	Fixed	4.6250	11/01/45	47,061
143,912	Loan ID 201309	Fixed	4.0000	09/01/45	117,408
288,554	Loan ID 201313	Fixed	4.6250	01/01/46	244,321
153,053	Loan ID 201319	Fixed	4.3750	10/01/45	127,673
122,836	Loan ID 201324	Fixed	5.2500	04/01/46	108,738
158,403	Loan ID 201326	Fixed	4.6250	03/01/46	134,166
169,881	Loan ID 201328	Fixed	4.2500	11/01/45	139,992
171,870	Loan ID 201336	Fixed	4.7500	01/01/46	146,050
212,841	Loan ID 201350	Fixed	4.0000	06/01/45	189,981
444,828	Loan ID 201354	Fixed	3.3750	07/01/46	370,352
122,084	Loan ID 201355	Fixed	5.2500	12/01/45	108,361
135,950	Loan ID 201358	Fixed	4.8750	07/01/45	117,297
301,821	Loan ID 201365	Fixed	4.2500	10/01/45	250,007
163,420	Loan ID 201370	Fixed	4.2500	07/01/46	134,765
233,862	Loan ID 201372	Fixed	4.6250	08/01/46	197,736

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
129,096	Loan ID 201375	Fixed	4.5000	06/01/45	$108,697
221,708	Loan ID 201377	Fixed	3.8750	05/01/46	185,509
125,064	Loan ID 201385	Fixed	4.6250	12/01/45	112,428
201,990	Loan ID 201390	Fixed	5.1250	09/01/45	177,064
359,207	Loan ID 201391	Fixed	5.1250	10/01/45	307,434
397,135	Loan ID 201393	Fixed	3.7500	04/01/56	332,217
64,201	Loan ID 201394	Fixed	6.7000	06/01/34	62,342
78,411	Loan ID 201395	Fixed	6.3000	07/01/44	39,828
77,267	Loan ID 201400	Fixed	4.7500	07/01/44	66,282
80,520	Loan ID 201401	Fixed	4.7500	10/01/44	68,980
84,661	Loan ID 201403	Fixed	4.7500	08/01/44	72,320
64,941	Loan ID 201405	Fixed	5.2500	08/01/44	57,723
49,433	Loan ID 201406	Fixed	4.2500	06/01/46	40,752
220,182	Loan ID 201407	Fixed	4.8750	01/01/46	189,679
148,475	Loan ID 201411	Fixed	4.7500	12/01/45	126,881
130,371	Loan ID 201412	Fixed	5.7500	12/01/45	119,999
305,158	Loan ID 201413	Fixed	4.5000	07/01/45	251,924
65,538	Loan ID 201414	Fixed	4.2500	07/01/44	54,507
45,760	Loan ID 201415	Fixed	8.0000	05/01/34	45,994
52,348	Loan ID 201417	Fixed	6.0000	09/01/37	49,367
35,683	Loan ID 201419	Fixed	10.0000	12/01/33	36,475
51,770	Loan ID 201422	Fixed	4.6250	10/01/46	43,694
88,923	Loan ID 201434	Fixed	4.3750	06/01/46	74,009
81,147	Loan ID 201436	Fixed	4.3750	05/01/45	67,815
162,768	Loan ID 201439	Fixed	5.0000	12/01/45	141,632
272,061	Loan ID 201442	Fixed	4.8750	12/01/45	233,521
45,996	Loan ID 201444	Fixed	4.5000	11/01/44	38,747
228,643	Loan ID 201447	Fixed	4.8750	10/01/44	197,362
82,586	Loan ID 201449	Fixed	4.0000	08/01/44	67,666
211,401	Loan ID 201458	Fixed	3.8750	09/01/46	166,183
242,327	Loan ID 201461	Fixed	4.1250	12/01/44	194,556
91,364	Loan ID 201465	Fixed	5.1250	12/01/44	80,281
276,272	Loan ID 201473	Fixed	4.5000	02/01/45	232,854
133,930	Loan ID 201476	ARM	8.5000	02/01/37	131,458

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
69,852	Loan ID 201477	Fixed	6.7500	11/01/36	$67,923
267,069	Loan ID 201483	Fixed	4.1250	12/01/45	219,069
69,595	Loan ID 201484	Fixed	4.5000	10/01/46	58,309
53,510	Loan ID 201485	Fixed	5.7500	03/01/38	49,823
153,645	Loan ID 201487	Fixed	4.6250	02/01/52	135,971
83,118	Loan ID 201489	Fixed	4.7500	03/01/46	70,981
68,879	Loan ID 201499	Fixed	4.7500	05/01/45	59,017
94,695	Loan ID 201502	Fixed	5.2500	04/01/44	84,355
135,161	Loan ID 201503	Fixed	5.0000	07/01/46	117,428
407,764	Loan ID 201504	Fixed	4.5000	07/01/45	343,203
81,969	Loan ID 201505	ARM	6.0000	09/01/46	85,248
280,586	Loan ID 201506	Fixed	5.0000	02/01/47	243,475
203,545	Loan ID 201508	Fixed	5.0000	02/01/47	176,650
111,045	Loan ID 201513	Fixed	4.0000	01/01/46	96,131
22,567	Loan ID 201515	Fixed	5.1250	04/01/47	19,697
86,988	Loan ID 201519	Fixed	4.7500	09/01/45	74,412
71,229	Loan ID 201523	Fixed	5.1250	07/01/45	62,631
299,523	Loan ID 201533	Fixed	4.7500	05/01/46	255,162
36,694	Loan ID 201534	Fixed	4.8750	05/01/47	31,436
304,154	Loan ID 201535	Fixed	4.8750	08/01/47	276,352
125,393	Loan ID 201552	Fixed	4.0000	08/01/47	108,183
43,515	Loan ID 201556	Fixed	4.9900	12/01/47	37,387
121,938	Loan ID 201558	Fixed	4.5000	08/01/47	108,356
93,613	Loan ID 201579	Fixed	4.7500	12/01/36	79,667
77,507	Loan ID 201581	Fixed	4.1250	10/01/46	63,379
79,294	Loan ID 201583	Fixed	5.2500	08/01/47	73,785
40,904	Loan ID 201585	Fixed	5.5000	03/01/48	36,719
356,878	Loan ID 201586	Fixed	4.6250	05/01/47	300,622
287,207	Loan ID 201587	Fixed	4.3750	01/01/48	236,253
30,477	Loan ID 201589	Fixed	5.3750	06/01/48	27,034
294,174	Loan ID 201591	Fixed	5.3750	08/01/48	263,511
314,802	Loan ID 201599	Fixed	5.0000	07/01/38	280,208
44,013	Loan ID 201600	Fixed	6.0000	01/01/36	8,798
57,375	Loan ID 201604	Fixed	8.5000	01/01/48	57,976

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
57,901	Loan ID 201611	Fixed	9.9900	07/01/48	$60,139
250,670	Loan ID 201612	Fixed	8.9900	10/01/25	260,697
24,424	Loan ID 201624	Fixed	11.0000	07/22/28	24,490
42,248	Loan ID 201627	Fixed	10.4500	02/19/47	43,121
47,257	Loan ID 201628	Fixed	11.0000	07/25/40	47,257
24,291	Loan ID 201629	Fixed	11.0000	03/06/33	24,291
38,214	Loan ID 201631	Fixed	9.9500	07/25/31	38,214
64,026	Loan ID 201634	Fixed	7.9500	02/28/48	59,473
63,598	Loan ID 201635	Fixed	9.9500	03/14/46	64,715
65,892	Loan ID 201636	Fixed	9.4500	05/13/31	68,470
96,409	Loan ID 201637	Fixed	11.0000	05/22/45	99,040
133,511	Loan ID 201638	Fixed	8.5000	09/19/44	135,712
305,329	Loan ID 201639	Fixed	5.0000	09/01/48	278,614
327,911	Loan ID 201640	Fixed	5.1250	04/01/49	287,451
669,302	Loan ID 201645(a)	Fixed	8.0000	07/01/20	100,689
37,800	Loan ID 201647	Fixed	6.0000	10/01/31	35,943
28,218	Loan ID 201648	Fixed	7.1500	08/14/30	27,749
43,489	Loan ID 201649	Fixed	4.8000	02/20/30	39,971
32,760	Loan ID 201650	Fixed	7.0000	11/14/31	32,078
49,853	Loan ID 201651	Fixed	7.0000	12/01/36	7,147
187,842	Loan ID 201653	Fixed	4.2500	06/01/48	164,550
423,384	Loan ID 201654	Fixed	4.8750	07/01/49	358,525
102,973	Loan ID 201656	Fixed	4.6250	06/01/49	86,202
234,930	Loan ID 201657	Fixed	5.2500	11/01/48	208,282
124,908	Loan ID 201662	Fixed	5.3750	09/01/48	110,688
17,724	Loan ID 201664	Fixed	10.0000	08/01/33	17,724
40,300	Loan ID 201665	Fixed	9.9900	08/01/48	41,912
16,261	Loan ID 201666	Fixed	10.0000	06/01/33	16,912
15,437	Loan ID 201667	Fixed	10.0000	07/01/33	16,055
14,426	Loan ID 201668	Fixed	9.7500	11/01/33	15,003
53,975	Loan ID 201670	Fixed	8.0000	09/15/48	53,344
21,811	Loan ID 201671	Fixed	9.0000	09/15/48	21,777
20,744	Loan ID 201672	Fixed	9.9000	10/15/48	21,495
50,595	Loan ID 201673	Fixed	9.9900	06/01/48	52,619

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
23,547	Loan ID 201674	Fixed	9.9000	12/01/48	$24,374
109,759	Loan ID 201676	Fixed	9.6250	10/01/48	113,734
78,625	Loan ID 201677	Fixed	9.2500	11/01/48	80,670
40,745	Loan ID 201679	Fixed	7.7000	03/01/47	40,449
38,612	Loan ID 201680	Fixed	9.9000	09/15/48	39,831
168,097	Loan ID 201682	Fixed	5.0000	07/01/48	153,891
390,417	Loan ID 201684	Fixed	4.5000	08/01/49	325,208
275,895	Loan ID 201685	Fixed	5.5000	02/01/49	247,028
95,877	Loan ID 201686	Fixed	4.2500	07/01/49	78,228
102,404	Loan ID 201687	Fixed	5.5000	07/01/48	89,102
62,698	Loan ID 201696	Fixed	5.1250	10/01/48	54,445
81,240	Loan ID 201698	Fixed	4.3750	09/01/59	67,109
256,873	Loan ID 201699	Fixed	5.5220	09/01/49	231,486
313,520	Loan ID 201700	Fixed	6.1250	06/01/49	294,598
60,311	Loan ID 201701	Fixed	5.0000	08/01/49	51,825
173,937	Loan ID 201707	Fixed	4.8750	08/01/49	173,937
199,032	Loan ID 201709	Fixed	5.3250	09/01/49	174,686
139,956	Loan ID 201710	Fixed	6.7000	11/01/49	133,878
181,912	Loan ID 201713	Fixed	10.1110	12/01/49	181,912
97,657	Loan ID 201715	Fixed	10.1300	12/01/49	100,832
233,812	Loan ID 201716	Fixed	10.1500	12/01/49	242,940
424,287	Loan ID 201717	Fixed	6.5000	12/01/48	406,541
113,294	Loan ID 201719	Fixed	4.7500	09/01/49	102,157
132,274	Loan ID 201720	Fixed	4.3750	04/01/49	108,680
281,706	Loan ID 201724	Fixed	5.3750	01/01/52	257,786
76,399	Loan ID 201725	Fixed	8.4900	12/01/22	66,103
54,997	Loan ID 201726	Fixed	8.4900	12/01/22	47,585
123,448	Loan ID 201732	Fixed	5.1250	05/01/47	108,263
74,997	Loan ID 201733	Fixed	5.2500	04/01/44	66,836
122,735	Loan ID 201739	ARM	7.1250	04/01/48	122,469
223,074	Loan ID 201741	ARM	8.0000	07/01/48	223,200
130,131	Loan ID 201743	Fixed	5.4990	09/01/48	116,522
280,043	Loan ID 201744	Fixed	5.6250	05/01/49	248,375
357,142	Loan ID 201746	Fixed	4.8750	07/01/49	306,062

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
429,921	Loan ID 201750	Fixed	6.1250	04/01/50	$405,153
1,072,133	Loan ID 201753	Fixed	4.8750	04/01/50	923,076
243,126	Loan ID 201756	Fixed	5.0000	03/01/50	211,748
245,806	Loan ID 201757	ARM	5.1250	04/01/50	235,232
406,966	Loan ID 201758	Fixed	5.8750	03/01/50	372,042
251,166	Loan ID 201759	ARM	5.7500	03/01/50	243,029
251,881	Loan ID 201761	Fixed	6.8750	02/01/50	245,454
414,319	Loan ID 201762	Fixed	5.9900	03/01/50	385,002
142,981	Loan ID 201763	Fixed	7.3750	04/01/50	128,231
210,621	Loan ID 201767	Fixed	5.2500	07/01/49	194,815
185,180	Loan ID 201768	Fixed	6.7500	04/01/50	179,467
212,506	Loan ID 201770	Fixed	9.3750	04/01/50	216,704
434,321	Loan ID 201780	Fixed	6.1250	04/01/50	401,458
273,692	Loan ID 201784	Fixed	6.7500	04/01/50	261,350
247,000	Loan ID 201797	Fixed	10.9900	12/01/21	256,079
29,825	Loan ID 201802	Fixed	4.2500	10/01/29	29,739
10,192	Loan ID 201803	Fixed	7.0500	07/01/34	9,999
167,440	Loan ID 201804	Fixed	4.0000	03/01/58	142,478
108,105	Loan ID 201805	Fixed	4.3750	08/01/59	106,116
23,782	Loan ID 201806	DSI	9.0000	06/01/26	23,909
69,262	Loan ID 201807	Fixed	5.0000	08/01/43	63,513
117,328	Loan ID 201808	Fixed	3.8750	06/01/60	99,003
161,682	Loan ID 201809	Fixed	3.7500	11/01/59	135,774
71,331	Loan ID 201810	Fixed	3.7500	02/01/42	63,299
55,212	Loan ID 201811	DSI	11.8300	05/01/35	57,420
24,713	Loan ID 201812	Fixed	9.2400	02/01/27	25,360
46,955	Loan ID 201814	DSI	7.7400	03/01/33	46,793
61,664	Loan ID 201815	Fixed	8.0000	09/01/33	62,102
40,717	Loan ID 201816	Fixed	4.6250	04/01/29	40,607
89,570	Loan ID 201817	Fixed	4.1250	10/01/34	89,301
50,815	Loan ID 201819	Fixed	3.8750	11/01/29	46,933
2,983	Loan ID 201820	Fixed	3.7500	03/01/42	2,704
57,669	Loan ID 201821	Fixed	6.4500	05/01/30	55,705
48,649	Loan ID 201822	DSI	8.9200	01/01/36	13,453

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
69,319	Loan ID 201823	Fixed	9.6250	03/01/40	$70,326
267,690	Loan ID 201824	DSI	8.5000	10/01/37	258,215
118,699	Loan ID 201825	Fixed	3.8750	03/01/40	106,711
54,407	Loan ID 201826	Fixed	8.4980	11/01/30	54,878
20,311	Loan ID 201827	Fixed	10.7800	03/01/26	21,035
24,821	Loan ID 201828	Fixed	8.2490	10/01/30	24,924
104,358	Loan ID 201829	DSI	10.4600	08/01/37	107,222
28,444	Loan ID 201830	DSI	10.5550	10/01/26	28,444
60,626	Loan ID 201831	DSI	11.1100	02/01/38	62,689
53,622	Loan ID 201832	Fixed	6.2500	06/01/34	50,435
28,126	Loan ID 201833	DSI	12.6790	06/01/23	28,341
58,319	Loan ID 201834	DSI	9.1500	04/01/38	60,031
30,370	Loan ID 201835	DSI	7.5000	01/01/27	30,377
41,144	Loan ID 201837	DSI	6.9960	09/01/31	40,281
39,316	Loan ID 201838	DSI	9.0700	07/01/27	40,311
40,648	Loan ID 201839	DSI	11.1100	08/01/39	41,947
65,147	Loan ID 201840	DSI	10.8700	10/01/41	66,937
25,862	Loan ID 201841	Fixed	10.0600	05/01/25	26,432
59,107	Loan ID 201842	DSI	11.0300	03/01/28	60,507
29,311	Loan ID 201843	Fixed	9.1800	08/01/31	29,963
38,986	Loan ID 201844	DSI	11.4900	11/01/28	40,545
9,292	Loan ID 201845	DSI	7.0000	02/01/24	9,251
39,999	Loan ID 201846	Fixed	8.4960	05/01/34	39,467
116,451	Loan ID 201847	ARM	2.3750	06/01/33	113,020
48,838	Loan ID 201848	DSI	4.2900	11/01/32	44,479
47,168	Loan ID 201849	DSI	4.4800	06/01/35	42,781
123,382	Loan ID 201851	DSI	4.5000	08/30/23	120,047
82,603	Loan ID 201853	DSI	4.9100	02/01/34	76,799
79,560	Loan ID 201855	DSI	4.3900	07/01/36	71,451
42,875	Loan ID 201856	Fixed	7.9000	06/01/37	38,395
46,480	Loan ID 201857	Fixed	3.2500	04/01/35	46,309
362,768	Loan ID 201858	Fixed	4.6250	02/01/39	321,246
592,500	Loan ID 201859	Interest Only	7.5000	12/31/25	616,200
118,304	Loan ID 201861	Fixed	5.0000	05/01/40	100,017

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
20,823	Loan ID 201862	DSI	10.0000	07/23/26	$14,223
19,565	Loan ID 201864	DSI	7.0560	01/01/35	19,190
25,348	Loan ID 201865	Fixed	6.4990	01/01/32	24,363
49,269	Loan ID 201866	Fixed	4.8750	01/01/44	42,867
27,060	Loan ID 201867	DSI	4.2300	12/01/32	22,632
53,100	Loan ID 201868	DSI	7.5360	09/01/34	52,502
13,057	Loan ID 201869	DSI	8.3900	07/01/24	13,186
2,796	Loan ID 201870	DSI	9.4800	02/01/23	2,733
3,422	Loan ID 201871	Fixed	9.9700	05/01/26	3,490
32,952	Loan ID 201872(a)	DSI	8.1000	10/05/21	32,891
13,159	Loan ID 201873	Fixed	6.6480	02/01/27	12,256
20,467	Loan ID 201874	DSI	10.5400	05/01/27	21,050
7,581	Loan ID 201875	Fixed	10.9800	06/01/30	7,814
9,659	Loan ID 201876	Fixed	8.3100	02/01/27	9,783
3,559	Loan ID 201877	DSI	10.8300	12/19/28	3,675
19,413	Loan ID 201878	DSI	9.0500	08/01/24	19,194
6,962	Loan ID 201879	Fixed	9.3100	10/01/26	7,195
15,254	Loan ID 201881	DSI	4.5900	05/01/26	12,890
25,934	Loan ID 201883	Fixed	4.6250	06/01/33	22,939
18,895	Loan ID 201885	Fixed	5.0000	05/01/34	17,117
40,038	Loan ID 201887	Fixed	6.2500	01/01/42	38,397
19,658	Loan ID 201889	DSI	9.4990	02/01/39	20,188
5,863	Loan ID 201890	Fixed	4.5000	11/01/25	5,237
12,674	Loan ID 201891	Fixed	10.2900	07/01/26	12,967
13,663	Loan ID 201892	DSI	9.9600	06/01/23	13,237
8,700	Loan ID 201895	Fixed	9.6900	05/01/26	8,846
3,078	Loan ID 201896	Fixed	9.6800	09/01/25	3,131
13,969	Loan ID 201897	Fixed	8.2800	03/01/27	14,140
8,693	Loan ID 201898	Fixed	10.3120	10/01/26	8,895
12,086	Loan ID 201899	DSI	10.5000	10/01/24	12,451
20,906	Loan ID 201901	DSI	8.7360	09/01/28	19,736
12,558	Loan ID 201902	Fixed	10.5480	10/01/26	12,882
14,094	Loan ID 201904	DSI	10.1900	08/01/29	14,422
66,689	Loan ID 201907	Fixed	9.8540	09/01/30	64,267

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
17,625	Loan ID 201908	DSI	11.6160	09/01/27	$18,330
49,793	Loan ID 201909	DSI	9.2400	07/01/33	51,097
8,619	Loan ID 201910	DSI	6.0000	07/01/26	8,035
15,631	Loan ID 201911	DSI	7.9990	07/01/31	14,899
37,548	Loan ID 201912	Fixed	7.7500	08/01/34	35,316
3,080	Loan ID 201913	Fixed	9.3100	11/01/26	3,183
25,475	Loan ID 201914	DSI	9.3260	08/01/26	24,384
88,366	Loan ID 201916	Fixed	3.7500	05/01/38	79,857
221,300	Loan ID 201924	Interest Only	7.5000	02/28/26	223,324
343,492	Loan ID 201925	Interest Only	7.0000	02/29/24	164,000
299,594	Loan ID 201927	Fixed	8.9900	04/01/51	301,101
1,610,000	Loan ID 201928	ARM	7.8750	04/01/50	1,610,954
294,712	Loan ID 201930	Fixed	8.9900	04/01/51	295,936
283,500	Loan ID 201933	Interest Only	7.5000	04/30/26	297,675
162,849	Loan ID 201936	Fixed	8.9900	05/01/51	163,389
360,000	Loan ID 201937	Interest Only	7.0000	04/30/24	349,992
464,242	Loan ID 201938	Fixed	7.4900	05/01/51	454,902
2,792,726	Loan ID 201939	Fixed	6.7500	05/01/51	2,274,846
67,634	Loan ID 201940	Fixed	5.2500	06/20/50	59,962
120,823	Loan ID 201942	Fixed	5.0000	06/01/50	104,739
99,878	Loan ID 201943	Interest Only	7.0000	05/31/24	95,883
195,889	Loan ID 201944	Interest Only	8.0000	05/31/24	198,217
170,000	Loan ID 201945	Fixed	8.9900	09/01/23	170,000
219,000	Loan ID 201946	Fixed	9.9900	05/01/22	219,000
335,130	Loan ID 201947	Fixed	7.2500	12/01/37	328,498
128,876	Loan ID 201948	Fixed	4.2500	06/01/34	112,177
150,381	Loan ID 201950	Fixed	6.5000	10/01/26	145,013
205,282	Loan ID 201955	Fixed	7.7500	03/01/51	201,928
311,187	Loan ID 201956	Fixed	8.2500	03/01/51	307,546
401,726	Loan ID 201957	Fixed	8.9900	06/01/26	417,795
150,000	Loan ID 201958	Fixed	8.9900	05/01/23	151,972
493,801	Loan ID 201959	Fixed	8.9900	06/01/31	497,558
85,016	Loan ID 201963	Fixed	10.4900	06/01/26	88,417

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
376,452	Loan ID 201966	Interest Only	10.9900	01/01/27	$376,452
88,679	Loan ID 201967	Fixed	7.0000	03/01/43	66,324
245,190	Loan ID 201968	Fixed	6.0000	03/01/43	230,138
297,613	Loan ID 201969	Fixed	8.2500	04/01/51	293,804
202,589	Loan ID 201973	Fixed	8.9900	07/01/31	205,554
168,000	Loan ID 201974	Interest Only	8.0000	06/30/24	169,683
33,009	Loan ID 201976	Fixed	9.4900	07/01/31	33,548
138,291	Loan ID 201977	Fixed	8.7500	06/01/51	136,598
302,229	Loan ID 201983	Fixed	9.9900	08/01/26	314,318
160,691	Loan ID 201984	Fixed	8.9900	08/01/26	167,119
496,000	Loan ID 201985	Interest Only	9.0000	07/31/24	493,601
221,994	Loan ID 201986	Interest Only	7.5000	06/30/26	233,094
146,300	Loan ID 201987	Interest Only	7.5000	06/30/26	153,615
200,246	Loan ID 201990	Fixed	8.9900	08/01/51	199,358
247,217	Loan ID 201991	Fixed	8.9900	08/01/31	248,502
864,000	Loan ID 201999	Interest Only	7.5000	08/31/26	897,140
198,800	Loan ID 202000	Interest Only	7.0000	08/31/24	78,314
123,500	Loan ID 202001	Interest Only	7.5000	08/31/26	129,675
122,500	Loan ID 202002	Interest Only	7.0000	08/31/24	120,185
153,000	Loan ID 202003	Interest Only	7.0000	08/31/24	48,557
83,800	Loan ID 202005	Fixed	9.9900	09/01/36	85,706
449,265	Loan ID 202007	Fixed	8.9900	10/01/26	467,236
266,300	Loan ID 202008	Interest Only	7.0000	09/30/24	84,856
385,464	Loan ID 202011	Interest Only	7.0000	10/31/24	345,604
133,349	Loan ID 202012	Fixed	9.4900	12/01/31	136,867
171,284	Loan ID 202020	Fixed	9.9900	12/01/26	178,135
4,000,000	Loan ID 202022	Fixed	9.0000	04/14/23	3,920,001
91,818	Loan ID 202023	Fixed	8.7500	08/01/51	91,724
127,019	Loan ID 202024	Fixed	8.9900	01/01/52	126,453
341,935	Loan ID 202025	Fixed	8.5000	01/01/52	340,510
236,300	Loan ID 202026	Interest Only	7.5000	11/30/26	238,454
319,500	Loan ID 202027	Interest Only	7.0000	11/30/24	304,825
129,455	Loan ID 202028	Interest Only	8.0000	11/30/24	128,064
140,000	Loan ID 202031	Fixed	9.2500	02/01/24	140,523

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
488,267	Loan ID 202032	Fixed	7.9900	02/01/42	$492,335
419,355	Loan ID 202033	Fixed	8.9900	02/01/27	436,129
239,914	Loan ID 202036	Fixed	8.2500	09/01/51	234,054
215,381	Loan ID 202038	Fixed	6.0000	02/01/30	201,086
215,381	Loan ID 202039	Fixed	6.0000	02/01/30	201,086
215,652	Loan ID 202040	Fixed	6.0000	02/01/30	201,294
177,419	Loan ID 202043	Fixed	8.9900	02/01/27	184,516
29,745	Loan ID 202044	Fixed	8.9900	03/01/25	28,772
56,151	Loan ID 202045	Fixed	9.4900	03/01/32	56,247
253,500	Loan ID 202049	Interest Only	7.5000	02/28/27	258,261
271,500	Loan ID 202050	Interest Only	7.0000	01/31/25	261,812
630,000	Loan ID 202051	Interest Only	8.5000	01/31/25	611,211
89,802	Loan ID 202053	Fixed	3.0000	05/01/49	66,302
532,500	Loan ID 202056	Fixed	9.9900	04/01/24	544,702
60,338	Loan ID 202057	Fixed	11.9900	04/01/25	60,338
168,000	Loan ID 202058	Fixed	8.9900	07/01/23	168,000
461,234	Loan ID 202064	Fixed	8.9900	04/01/27	479,684
103,350	Loan ID 202065	Fixed	8.9900	04/01/27	107,484
353,915	Loan ID 202066	Fixed	8.9900	04/01/27	368,072
425,000	Loan ID 202067	Fixed	10.5000	04/01/24	425,000
287,000	Loan ID 202068	Fixed	8.9900	04/01/24	295,401
184,800	Loan ID 202070	Fixed	8.9900	04/01/24	186,777
164,500	Loan ID 202072	Fixed	8.9900	07/01/23	164,500
1,125,000	Loan ID 202073	Interest Only	7.0000	03/30/25	960,419
118,401	Loan ID 202074	Fixed	10.9900	04/01/32	120,451
175,190	Loan ID 202075	Fixed	9.9900	05/01/27	182,197
132,201	Loan ID 202076	Fixed	9.9900	04/01/32	135,596
128,597	Loan ID 202077	Fixed	11.9900	04/01/24	132,942
77,603	Loan ID 202078	Fixed	9.9900	04/01/24	80,214
90,431	Loan ID 202079	Fixed	8.9900	04/01/52	88,607
303,947	Loan ID 202080	Fixed	9.9900	04/01/27	316,105
3,648,135	Loan ID 202082	Fixed	11.0000	04/02/23	3,648,135
450,441	Loan ID 202084	Fixed	9.9900	05/01/27	468,458
260,681	Loan ID 202087	Fixed	7.9900	05/01/52	248,602

The accompanying notes are an integral part of these financial statements.

VERTICAL CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 97.7% (Continued)
	MORTGAGE LOANS (PRIVATE) — 97.7% (Continued)
324,000	Loan ID 202088	Fixed	11.5000	05/01/24	$331,810
1,378,326	Loan ID 202089	Fixed	8.9900	05/01/42	1,402,357
126,320	Loan ID 202090	Fixed	8.9900	05/01/24	125,925
160,500	Loan ID 202091	Fixed	8.9900	05/01/24	159,031
147,000	Loan ID 202093	Interest Only	8.0000	03/31/27	147,000
325,500	Loan ID 202094	Interest Only	8.0000	04/07/25	185,657
320,500	Loan ID 202095	Interest Only	8.0000	04/07/25	287,670
325,500	Loan ID 202096	Interest Only	8.0000	04/07/25	185,645
652,000	Loan ID 202097	Fixed	8.9900	05/01/24	659,547
297,705	Loan ID 202098	Fixed	7.4900	05/01/52	276,702
83,524	Loan ID 202099	Fixed	8.9900	05/01/52	81,815
150,000	Loan ID 202100	Fixed	9.5000	05/01/24	153,107
278,451	Loan ID 202101	Fixed	8.9900	05/01/32	281,707
1,326,222	Loan ID 202102	ARM	8.2500	12/01/47	1,379,271
1,239,054	Loan ID 202103	ARM	7.0000	11/01/49	1,225,785
	TOTAL LOANS (Cost $102,890,556)				102,943,229
	OTHER INVESTMENTS(b) — 0.2% (Cost $105,485)				157,871

	TOTAL INVESTMENTS - 97.9% (Cost $102,996,041)*				$103,101,100
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.1%				2,225,859
	NET ASSETS - 100.0%				$105,326,959

ARM - Adjustable-Rate Mortgage

DSI - Daily Simple Interest

(a)	Loan is in loss mitigation, which means the Fund is restructuring the loan with the delinquent borrower.

(b)	Illiquid Securities, non-income producing defaulted securities.

*	Value was determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2023

Assets:
Investments in Securities at Market Value (cost $102,996,041)	$103,101,100
Cash	2,237,703
Interest Receivable	1,656,434
Receivable for Investment Securities Sold and Principal Paydowns	1,252,720
Prepaid Expenses and Other Assets	772,295
Total Assets	109,020,252

Liabilities:
Line of Credit, net	3,481,516
Payable for Securities Purchased	1,710
Accrued Advisory Fees	72,098
Related Party Payable	16,133
Accrued Expenses and Other Liabilities	121,836
Total Liabilities	3,693,293

Net Assets	$105,326,959

Net Assets consisted of:
Paid-in-Capital	$107,774,611
Accumulated Deficit	(2,447,652)
Net Assets	$105,326,959

Net Asset Value Per Share
Net Assets	$105,326,959
Shares of Beneficial Interest Outstanding (no par value)	10,381,847
Net Asset Value (Net Assets/Shares Outstanding)	$10.15

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2023

Investment Income:
Interest Income	$4,005,510
Total Investment Income	4,005,510

Expenses:
Investment Advisory Fees	660,306
Non-recurring Fees	348,363
Interest Expense	232,767
Security Servicing Fees	203,298
Insurance Expense	123,413
Audit Fees	100,265
Trustees’ Fees	79,477
Legal Fees	78,345
Administration Fees	66,953
Transfer Agent Fees	48,613
Printing Expense	35,095
Custody Fees	27,998
Chief Compliance Officer Fees	27,683
Line of Credit Fees	26,179
Fund Accounting Fees	21,767
Security Pricing Expense	17,951
Miscellaneous Expenses	18,030
Total Expenses	2,116,503
Less: Expenses Waived by Adviser	(188,673)
Net Expenses	1,927,830
Net Investment Income	2,077,680

Net Realized and Unrealized Gain/Loss on Investments:
Net Realized Gain from:
Investments	270,733
Net Change in Unrealized Depreciation on:
Investments	(594,299)
Net Realized and Unrealized Loss on Investments	(323,566)

Net Increase in Net Assets Resulting From Operations	$1,754,114

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2023	September 30, 2022
	(Unaudited)
Operations:
Net Investment Income	$2,077,680	$5,193,048
Net Realized Gain from Investments	270,733	2,087,057
Net Change in Unrealized Depreciation on Investments	(594,299)	(10,408,837)
Net Increase/Decrease in Net Assets Resulting From Operations	1,754,114	(3,128,732)

Distributions to Shareholders From:
Total Distributions Paid	(4,275,244)	(9,452,773)
Return of Capital	—	(912,958)
Total Distributions to Shareholders	(4,275,244)	(10,365,731)

Beneficial Interest Transactions:
Distributions Reinvested	18,624	—
Net Increase in Net Assets from Beneficial Interest Transactions	18,624	—

Total Decrease in Net Assets	(2,502,506)	(13,494,463)

Net Assets:
Beginning of Period/Year	107,829,465	121,323,928
End of Period/Year	$105,326,959	$107,829,465

Share Activity
Shares Reinvested	1,844	—
Net Increase in Shares of Beneficial Interest Outstanding	1,844	—

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended March 31, 2023

Increase in Cash
Cash Flows Provided by Operating Activities:
Net Increase in Net Assets Resulting from Operations	$1,754,114

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting
from Operations to Net Cash Provided by Operating Activities:

Purchases of Long-Term Portfolio Investments	(520,506)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	8,378,718
Decrease in Interest Receivable	260,889
Increase in Receivable for Investment Securities Sold and Principal Paydowns	(494,135)
Increase in Prepaid Expenses and Other Assets	(104,503)
Decrease in Payable for Securities Purchased	(241,383)
Decrease in Accrued Advisory Fees	(32,729)
Increase in Related Party Payable	861
Decrease in Accrued Expenses and Other Liabilities	(102,992)
Amortization of Deferred Financing Fees	26,179
Net Amortization on Investments	(722,032)
Net Realized Gain on Investments	(270,733)
Change in Unrealized Depreciation on Investments	594,299

Net Cash Provided by Operating Activities	8,526,047

Cash Flows Used in Financing Activities:
Distributions Paid to Shareholders, Net of Reinvestments	(4,256,620)
Proceeds from Line of Credit	—
Payments on Line of Credit	(4,000,000)
Net Cash Used in Financing Activities	(8,256,620)

Net Increase in Cash	269,427
Cash at Beginning of Period	1,968,276
Cash at End of Period	$2,237,703

Supplemental Cash Flow Information:
Cash Paid for Interest of $234,056

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Six Months		Year		Year	Year	Year		Year
	Ended		Ended		Ended	Ended	Ended		Ended
	March 31, 2023		September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019		September 30, 2018
	(Unaudited)

Net Asset Value, Beginning of Year/Period	$10.39		$11.69		$12.05	$12.71	$12.23		$12.34

From Operations:
Net investment income (a)	0.20		0.50		0.42	0.36	0.30		0.43
Net gain (loss) from investments (both realized and unrealized)	(0.03)		(0.80)		0.33	(0.50)	0.72		0.06
Total from operations	0.17		(0.30)		0.75	(0.14)	1.02		0.49

Distributions to shareholders from:
Net investment income	(0.41)		(0.73)		(0.89)	(0.33)	(0.34)		(0.39)
Net realized gains	—		(0.18)		(0.22)	(0.19)	(0.20)		(0.21)
Return of capital	—		(0.09)		—	—	—		—
Total distributions	(0.41)		(1.00)		(1.11)	(0.52)	(0.54)		(0.60)

Net Asset Value, End of Year/Period	$10.15		$10.39		$11.69	$12.05	$12.71		$12.23
Market Price, End of Year/Period	$9.81		$8.92		$10.49	$9.93	$10.68		N/A

Total Return-NAV (b)	1.70	% (c)	(2.77)%		6.52%	(1.09)%	8.62%		4.03%
Total Return-Market Price (b)	14.94	% (c)	(5.95)%		17.59%	(2.99)%	(8.73)%		N/A

Ratios/Supplemental Data
Net assets, end of Year/Period (in 000’s)	$105,327		$107,829		$121,324	$125,034	$131,945		$137,659
Ratio of gross expenses to average net assets (d)	4.01	% (e)(f)	3.27	% (e)	3.05%	3.06%	3.87	%(g)	3.03	% (h)
Ratio of net expenses to average net assets (d)	3.65	% (e)(f)	3.09	% (e)	2.88%	2.73%	3.34	%(g)	2.09	% (h)
Ratio of net investment income to average net assets (d)	3.93	% (e)(f)	4.53	% (e)	3.56%	2.95%	2.43	%(g)	3.52	% (h)
Portfolio turnover rate	0.49	% (c)	28.39%		14.73%	20.13%	7.12%		5.11%
Loan Outstanding, End of Year/Period (000s)	$3,482		$7,455		$1,923	$13,000	$2,355		$6,664
Asset Coverage Ratio for Loan Outstanding (i)	3125%		1546%		6409%	1062%	5702%		2167%
Asset Coverage, per $1,000 Principal Amount of Loan
Outstanding (i)	$31,253		$15,463		$64,090	$10,618	$53,778		$20,680
Weighted Average Loans Outstanding (000s) (j)	$5,786		$8,051		$10,788	$9,796	$7,500		$4,500
Weighted Average Interest Rate on Loans Outstanding	7.69%		4.50%		3.75%	3.79%	5.14%		4.69%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Ratio includes 0.49%, 0.41%, 0.41%, 0.48%, 0.46% and 0.24% for the period ended March 31, 2023 and the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively, attributed to interest expenses and fees.

(e)	Ratio includes 0.66% and 0.18% for the period ended March 31, 2023 and the year ended September 30, 2022, respectively, that attributed to extraordinary expenses that relate to the strategic alternative search.

(f)	Annualized.

(g)	Ratio includes 0.77% for the year ended September 30, 2019 that attributed to reorganization (NYSE listing) expenses and contested proxy expenses.

(h)	Ratio includes 0.01% for the year ended September 30, 2018 that attributed to advisory transition expenses.

(i)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

(j)	Based on monthly weighted average.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited)
March 31, 2023

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The investment objective of the Fund is to seek income. The Fund currently has one class of shares which commenced operations on December 30, 2011. Prior to March 29, 2019, the Fund offered shares at net asset value plus a maximum sales charge of 5.75%. Oakline Advisors, LLC (the “Advisor”), serves as the Fund’s investment adviser.

On January 12, 2023, the Fund entered into a transaction agreement with an affiliate of global investment firm Carlyle, whereby upon obtaining approval by the Fund’s shareholders Carlyle Global Credit Investment Management L.L.C. (“CGCIM”) will become the investment adviser to the Fund (the “Transaction”). In addition, the Fund’s investment mandate will change to focus on investing in equity and debt tranches of collateralized loan obligations (“CLOs”) in order to drive potential shareholder value. Under the terms of the transaction agreement, if shareholders approve a new investment advisory agreement with CGCIM and the other closing conditions are satisfied, at the closing of the Transaction, CGCIM or an affiliate will make a special one-time payment to the Fund’s shareholders of $10,000,000, or approximately $0.96 per share. In addition, CGCIM or an affiliate will make a $40,000,000 equity commitment to shareholders and/or the Fund in multiple transactions, including (1) the purchase of up to approximately $25,000,000 through a tender offer and (2) an investment of approximately $15,000,000 in newly issued shares and private share purchases. All transactions are expected to occur at prices that are equal to (or greater than) the Fund’s then-current net asset value per-share. As a result of these transactions and assuming the tender offer is fully subscribed, Carlyle is expected to own approximately 40% of the Fund.

The Transaction requires shareholder approval of the following proposals:

(1)	To approve the election of five new trustees: Mark Garbin, Sanjeev Handa, Joan McCabe, Brian Marcus, and Lauren Basmadjian.

(2)	To approve the New Advisory Agreement.

(3)	To approve a change in the Fund’s classification from a diversified investment company to a non-diversified investment company.

(4)	To approve a change in the Fund’s industry concentration policy from concentrated in the mortgage-related industry to non-concentrated.

(5)	To approve a change to the Fund’s Declaration of Trust that would increase the shareholder approval threshold in a contested Trustee election to a majority of shares outstanding.

(6)	To approve a change to the Fund’s Declaration of Trust to require shareholders representing at least 10% of shares to join in a derivative action when the demand on the Board is not excused.

(7)	To approve a change to the Fund’s Declaration of Trust to add a Delaware state court exclusive jurisdiction clause.

(8)	To approve a change to the Fund’s Declaration of Trust stating that the Fund may only be dissolved upon approval of at least 80% of the Trustees.

(9)	To approve the change to the Fund’s Declaration of Trust requiring a 75% shareholder approval threshold to approve mergers or similar transactions with Principal Shareholders.

(10)	To approve a change to the Fund’s Declaration of Trust that would increase the shareholder approval thresholds for certain changes to the Declaration of Trust, including any changes that would reduce the amount payable upon liquidation of the Fund or diminish or eliminate any voting rights.

(11)	To approve of all other changes to the Fund’s Declaration of Trust not addressed in Proposals 5-10.

(12)	To approve Amended and Restated By-Laws for the Fund.

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2023

In addition, closing of the Transaction is conditioned upon the Fund selling existing investments with a gross asset value equal to at least 95% of the total gross assets, subject to certain exclusions, as well as certain other customary closing conditions, which may be waived by one or both parties as provided in the transaction agreement.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund amortizes premiums and discounts using the effective interest rate method. Offering expenses are amortized over 12 months following the time they are incurred.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Security Valuation

Mortgage Notes – The Fund uses an independent third-party pricing service, approved by the Fund’s Board of Trustees (the “Board”) and the Fund’s Advisor as the Board’s valuation designee, to value its Mortgage Notes on a monthly basis. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks its pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of Mortgage Notes. The combination of loan level criteria and market adjustments produces a monthly price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; natural disasters and other factors beyond the control of the borrowers.

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2023

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by the Advisor in accordance with the Advisor’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a monthly basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Advisor undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Board reviews at least annually its understanding of methodology and assumptions underlying the fair value used through a report from the Advisor.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Advisor utilizes various methods to measure the fair value of its investments on a recurring basis. The sale price could be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Advisor has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Advisor’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of March 31, 2023, management estimated that the carrying value of cash, accounts receivable, prepaid expenses and other assets, line of credit payable, payables for securities purchased, accrued advisory fees, related party payables, and accrued and other liabilities were at amounts that reasonably approximated their fair value based on their short-term maturities.

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2023

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of March 31, 2023 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$102,943,229	$102,943,229
Other Investments	—	—	157,871	157,871
Total	$—	$—	$103,101,100	$103,101,100

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$110,163,130	$397,716	$110,560,846
Net realized gain (loss)	190,265	80,468	270,733
Change in unrealized depreciation	(558,476)	(35,823)	(594,299)
Cost of purchases	520,506	—	520,506
Proceeds from sales and principal paydowns	(8,092,328)	(286,390)	(8,378,718)
Purchase discount amortization	720,132	1,900	722,032
Net Transfers within level 3	—	—	—
Ending balance	$102,943,229	$157,871	$103,101,100

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2023 is $378,637.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of March 31, 2023. The table is not all-inclusive, but provides information on the significant Level 3 inputs:

					Weighted
				Range of	Average of
			Unobservable	Unobservable	Unobservable
	Value	Valuation Technique	Inputs	Inputs	Inputs
Mortgage Notes	$102,943,229	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 100%	11.1%
			Delinquency	0 - 1,672 days	50 days
			Loan-to-Value	1.0 - 340.0%	74.8%
			Discount rate	3.2 - 17.4%	7.6%
Other Investments	157,871	Market comparable	Sales price	$113.1 sq/ft	$113.1 sq/ft
Closing Balance	$103,101,100

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2023

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and
Investment Income -	Impact to Value if	Impact to Value if
Investment Security	Input Increases	Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase
Discount rate	Decrease	Increase

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Mortgage Notes are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums are accreted and amortized over the life of the respective securities using the effective interest method.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On July 21, 2021, the Fund entered into an amended and restated revolving line of credit agreement with Nexbank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the amended and restated agreement was the lesser of $35 million or 75% of the eligible portion of the Fund’s loans. Borrowings under the amended and restated Nexbank agreement bear interest at a rate equal to the Prime Rate plus applicable margin of 0.5%, per annum, on the outstanding principal balance. The Nexbank agreement matures on July 18, 2023 and has an one-year extension available. The Nexbank agreement is secured by assets of the Fund.

Accumulated amortization of deferred financing fees was $26,179 during the six months ending March 31, 2023. The average amount of borrowing outstanding for the period was $5,785,714 and the total interest expense was $232,767. The outstanding balance under the NexBank line of credit was $3,500,000 at March 31, 2023.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2020 – September 30, 2022 tax returns or expected to be taken in the Fund’s September 30, 2023 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund accounts for interest and penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the six months ended March 31, 2023.

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2023

Distributions to Shareholders – Distributions from investment income and capital gains, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Board’s decision to declare distributions will be influenced by its obligation to ensure that the Fund maintains its federal tax status as a Registered Investment Company (“RIC”). In order to qualify as a RIC, the Fund must derive a minimum of 90% of its income from capital gains, interest or dividends earned on investments and must distribute a minimum of 90% of its net investment income in the form of interest, dividends or capital gains to its shareholders. Otherwise, the Fund may be subject to an excise tax from the Internal Revenue Service.

The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT IN RESTRICTED SECURITIES

The Fund may invest in Restricted Securities (those which cannot be offered for public sale without first being registered under the Securities Act of 1933) that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The Fund would typically have no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act. No such securities were owned by the Fund at March 31, 2023.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees –Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended March 31, 2023 the Advisor earned advisory fees of $660,306.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and Advisor transition expenses) so that the total annual operating expenses of the Fund do not exceed 2.50% of the average daily net assets through September 30, 2023. Waivers and expense reimbursements may be recouped by the Advisor from the Fund within three years of when the amounts were waived only if the Fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver. For the six months ended March 31, 2023, the Advisor waived advisory fees of $188,673. Expenses subject

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2023

to recapture by the Advisor amounted to $847,207 of which $428,908 that will expire on September 30, 2023, and $203,867 that will expire on September 30, 2024, and $214,432 that will expire on September 30, 2025.

In addition, certain affiliates provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration and fund accounting services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities. For the six months ended March 31, 2023 UFS earned $88,719.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the six months ended March 31, 2023 NLCS earned $27,683.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. For the six months ended March 31, 2023 Blu Giant earned $11,191.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Advisor a quarterly fee of $5,000 and the lead unaffiliated Trustee a quarterly fee of $10,000. Additionally, each unaffiliated Trustee receives $2,500 per meeting as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of mortgage notes, other than U.S. Government securities and short-term investments, for the six months ended March 31, 2023 amounted to $520,506 and $8,378,718, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $102,901,351 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$4,591,969
Unrealized Depreciation	(4,392,220)
Tax Net Unrealized Appreciation	199,749

The tax character of distributions paid during the fiscal year ended September 30, 2022 was as follows:

Fiscal Year Ended
September 30, 2022
Ordinary Income	$5,833,699
Long-Term Capital Gain	3,619,074
Return of Capital	912,958
$10,365,731

Vertical Capital Income Fund
Notes to Financial Statements (Unaudited) (Continued)
March 31, 2023

As of September 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(720,570)	$—	$—	$794,048	$73,478

The difference between book basis and tax basis accumulated net realized losses and unrealized appreciation from investments is primarily attributable to tax adjustment for securities with significant debt modifications.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $624,328.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $96,242.

7.	MARKET RISK AND CORONAVIRUS

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of the U.S., many other nations and the entire global economy, as well as individual mortgage note borrowers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in the U.S., certain other countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

8.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through May 24, 2023, which is the date of these financial statements, and determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

On May 22, 2023, a definitive proxy statement was filed with the SEC to solicit shareholder votes regarding the Transaction disclosed in Note 1 herein. Shareholder meetings will be held on June 15, 2023, to vote on Transaction-related matters.

Supplemental Information (Unaudited)

CURRENT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

Investment Objective and Policies

The Fund’s investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individual borrowers that are represented by a note (the “security”) and a security agreement in the form of a mortgage or deed of trust). These notes are typically sold individually or in groups or packages, all of which are difficult to value. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans the Fund acquires may be delinquent or in default at the time of acquisition. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund. The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry. Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities. This policy is fundamental and may not be changed without shareholder approval.

Principal Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

Borrower Risk. A specific security can perform differently from the market as a whole for reasons related to the borrower, such as an individual’s economic situation. Compared to investment companies that focus only on securities issued by large capitalization companies, the Fund’s net asset value may be more volatile because it invests in notes of individuals. Individuals issuing notes secured by residential real estate are more likely to suffer sudden financial reversals such as (i) job loss, (ii) depletion of savings or (iii) loss of access to refinancing opportunities. Further, compared to securities issued by large companies, notes issued by individuals are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for losses.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The Fund’s investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks.

Supplemental Information (Unaudited)(Continued)

Credit Risk. Individual borrowers may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if a borrower’s financial condition deteriorates, which tends to increase the risk of default and decreases a note’s value. Weak or declining general economic conditions tend to increase default risk. Lower-quality notes, such as those considered “sub-prime” by the Adviser are more likely to default than those considered “prime” by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund’s claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates tend to increase the likelihood of borrower default.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund’s investments are subject to liquidity risk because there is a limited secondary market for mortgage notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s borrowing costs, if any, will increase when interest rates rise. Additionally, unexpected local, regional or global events, such as war; acts of

Supplemental Information (Unaudited)(Continued)

terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security’s maturity may be longer or shorter than anticipated. When interest rates fall, obligations tend to be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.

Real Estate Risk. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of residential real estate collateral is affected by:

(i)	changes in general economic and market conditions including changes in employment;

(ii)	changes in the value of real estate properties generally;

(iii)	local economic conditions, overbuilding and increased competition;

(iv)	increases in property taxes and operating expenses;

(v)	changes in zoning laws;

(vi)	casualty and condemnation losses including environment remediation costs;

(vii)	variations in rental income, neighborhood values or the appeal of property to tenants or potential buyers;

(viii)	the availability of financing;

(ix)	changes in interest rates and available borrowing leverage; and

(x)	natural disasters.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. If a servicer becomes insolvent or the Fund otherwise decides to move to a new servicer, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies would likely rise during a transition.

Supplemental Information (Unaudited)(Continued)

The Adviser may invest up to 10% of the Fund’s assets in notes secured by commercial real estate. The Adviser selects securities by evaluating the issuer’s credit quality and the potential liquidation value of the commercial real estate collateral securing the issuer’s debt obligation. When evaluating credit quality the Adviser uses an underwriting model that takes into account the following factors, but may also take into consideration others:

Commercial Issuers

●	Issuer payment history including delinquencies and defaults

●	Issuer credit report

●	Security’s interest rate

●	Issuer total debt service load and total fixed costs

●	Tenant quality and lease roll-over

●	Local market competition

●	Projected vacancy rate

●	Title search of property to assure clear title by issuer

When evaluating commercial real estate collateral’s potential liquidation value the Adviser uses a collateral valuation underwriting model that may take into account the following factors, but may also take into consideration others:

●	Current property value as established by an independent broker’s price opinion

●	State laws pertaining to mortgages in that domicile

●	Local real estate trends around the respective property

●	Potential environmental remediation costs at site

●	Estimated foreclosure value for the property

Even though the Adviser re-evaluates each issuer’s ability to pay, it nonetheless anticipates a significant likelihood of default by issuers because of difficult-to-predict economic events. The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that an issuer can resume payments on its note. The Adviser also may enter into an agreement with the issuer and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale). The Adviser may also foreclose upon the property and seek to recover via sale of the property.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy

Supplemental Information (Unaudited)(Continued)

of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of commercial real estate investments:

Development Issues. Certain commercial real estate issuers may engage in the development or construction of real estate properties. These issuers are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain commercial real estate issuers may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of commercial real estate issuers’ properties and the ability to repay their notes depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of commercial real estate issuers may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to repay their notes.

Financial Leverage. Commercial real estate issuers may be highly leveraged and financial covenants may affect the ability of these issuers to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a commercial real estate issuer may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of

Supplemental Information (Unaudited)(Continued)

operations and cash flow of any such issuer and, as a result, the amount available to make interest or principal payments to the Fund could be reduced.

The Adviser may invest a portion of the Fund’s assets in indirect real estate loans through loan participations. Loan participations represent a percentage of an outstanding loan or package of loans. Loan participation holders typically participate on a pro-rata basis in collected interest and principal payments and are similarly exposed to a proportional risk of default. Loan participations are also subject to the default risk of the loan participation grantor, which is heightened if that entity also services the underlying loan or loans.

The Adviser may invest a portion of the Fund’s assets in second mortgage loans. These are subject to the risks of a first mortgage loan but are also highly sensitive to default. A borrower default on a second mortgage (or related first mortgage) typically results in a total loss of the Fund’s investment in the second mortgage loan.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. Majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry, except the mortgage-related industry, as defined in the Fund’s Prospectus. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities. This limitation does

Supplemental Information (Unaudited)(Continued)

not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5) Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Approval of Investment Advisory Agreement

Approval of the Investment Advisory Agreement with Carlyle Global Credit Investment Management LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Vertical Capital Income Fund (the “Fund”) held on November 18, 2022 and as continued on November 28, 2022 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Proposed Advisory Agreement”) between Carlyle Global Credit Investment Management LLC

Supplemental Information (Unaudited)(Continued)

(“CGCIM”) and the Fund, with respect to Vertical Capital Income Fund, subject to shareholder approval. In considering the approval of the Proposed Advisory Agreement the Board received materials specifically relating to the Proposed Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the Proposed Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Proposed Advisory Agreement on behalf of Vertical Capital Income Fund and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Proposed Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by CGCIM; (2) the investment performance of a similar fund advised by CGCIM; (3) the estimated cost of services to be provided and the profits to be realized by CGCIM and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Proposed Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Proposed Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees discussed CGCIM’s history and the proposed portfolio managers’ experience. They noted that CGCIM and its affiliates currently serve a variety of institutional investors, including privately offered pooled investment funds, insurance companies; as well as SEC registered investment companies, including a closed-end fund operating as an interval fund that has an investment strategy that allocates a portion of the interval fund’s portfolio to investments similar to those that the Fund would pursue under CGCIM’s management. The Trustees also considered the implicit shareholder endorsement suggested by CGCIM’s over $20 billion in assets under management. The Trustees reviewed the background and the significant investment experience of key members of the CGCIM team proposed to advise and service the Fund. They noted that although CGCIM does not presently manage an exchange-traded closed end fund substantially similar to the Fund, they favorably considered the varied and extensive experience of the portfolio management and compliance teams, and CGCIM’s ability to leverage the experience and expertise of its affiliates to the benefit of the Fund and shareholders. The Trustees also noted that CGCIM does manage an exchange-traded closed end fund that has elected to be treated as a business development company, which suggests familiarity with the additional regulatory burdens imposed by an exchange.

Supplemental Information (Unaudited)(Continued)

The Board also reviewed materials provided including CGCIM’s Form ADV, an overview of the manner in which investment decisions are made, a summary of compliance policies, and a Code of Ethics as well as a related representation from CGCIM certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees discussed the investment advisory and related services to be provided to the Fund noting that CGCIM would oversee the day-to-day operations of the Fund, provide a variety of investment advisory services including investment research, execution and management of the Fund’s investment portfolio, and provide oversight and compliance support. The Trustees noted positively the significant support that CGCIM has in its affiliated entities which further strengthen the services available to the Fund and shareholders; as well as potential access to additional capital support from a parent entity should the need arise. They also considered favorably CGCIM’s multi-stage investment selection process, which includes: (i) wide ranging sourcing of possible CLO investment securities, (ii) in-depth review of the managers of the security issuing CLO entities, (iii) deep credit review on loans held by each CLO, and (iv) legal and structural review of the CLO governing documents and cash flow protocols and payment mechanics of the tranches of each CLO. The Trustees discussed CGCIM’s proposal for the ongoing management and implementation of strategy changes for the Fund and agreed that CGCIM had given thoughtful consideration to the development of a strategic and promising plan for the Fund. After further discussion, the Trustees concluded that CGCIM has the potential to provide high quality advisory services to the Fund in line with the Board’s expectations.

Performance. They noted that CGCIM does not currently manage an exchange-traded fund with a strategy identical or substantially similar to that of the Fund. However, they reviewed the performance of a CGCIM-advised SEC-registered closed-end fund that operates as an interval fund. They noted favorably, that since inception to present this fund had outperformed its benchmark, composed of a blended index of a Bloomberg Barclays High Yield Index and a Leverage Loan Index. The Trustees observed that the investment strategy of the interval fund allocates a portion of the interval fund’s portfolio to investments similar to those that the Fund would pursue under CGCIM’s management and that the above-benchmark was a favorable indication of CGCIM’s investment acumen. The Trustees also gave favorable consideration to the positive performance over several years of two funds which had been advised by CGCIM. Overall, the Trustees concluded that the totality of performance reviewed suggests CGCIM has the capacity to provide favorable returns for shareholders.

Fees and Expenses. The Trustees noted that CGCIM proposed to charge an advisory fee composed of a base fee and a performance-related fee. CGCIM proposed to receive an annual fee from the Fund of 1.75% of the Fund’s month end managed assets (approximately equal to total assets), which is higher than the current advisory fee of 1.25% on average daily net assets. The Trustees concluded that paying a management

Supplemental Information (Unaudited)(Continued)

fee based on managed assets rather than net assets was equitable because CGCIM’s management burden is dictated by the size of managed assets. The Trustees noted that the CLO asset class requires a different investment skill set, greater resources, and is generally considered a more difficult asset class to analyze. Additionally, CGCIM may also receive performance-related fees if the Fund’s income exceeds an annual rate of 8.00%, measured on a quarterly basis of 2.00% per quarter. The Trustees concluded that a performance-related fee is reasonable because it further aligns the interests of CGCIM with those of the Fund.

The Trustees also favorably considered that CGCIM will contractually agree to reduce its fees and to reimburse expenses from the date of effectiveness of the new advisory agreement such that certain Fund expenses do not exceed 2.50% of the Fund’s average daily net assets. This expense limit will be in place for the period ending on the earlier of (a) four quarters post-closing or (b) the date on which at least 75% of the Fund’s gross assets are invested in CLO equity and debt investments. The expense limit excludes certain customary items such as interest expense and incentive fees and CGCIM will not be able to recoup any amounts waived or reimbursed under the expense limitation agreement. The Trustees also viewed favorably a secondary fee waiver agreement under which CGCIM will irrevocably waive advisory fees related to the Fund’s investment in ETFs that the Fund may hold on a temporary basis as it seeks to transition to the new CLO investment strategy. The Trustees considered a peer group of funds that follow a similar investment strategy and concluded that the base fee was within a range of reasonable fees; and that the performance fee was also within a range of reasonable fees. The Trustees also noted that peer group formulations of base fees and performance fees are not identical, but are substantially similar. As to total expenses, the Trustees considered the range of peer group expenses, but noted that total Fund expenses are not fully within CGCIM’s control and that the expense limitation agreements will tend to dampen Fund expenses to a reasonable level. After further discussion, the Trustees concluded that the proposed advisory fee structure was reasonable.

Economies of Scale. The Trustees considered whether CGCIM will realize economies of scale with respect to the management of the Fund. The Trustees agreed that at current asset levels and in light of the proposed strategy change, meaningful economies of scale had not yet been reached. They agreed this issue should be monitored and revisited to evaluate the appropriateness of breakpoints in the advisory fee as Fund assets increase.

Profitability. The Trustees considered the projected profits by CGCIM in connection with the operation of the Fund for the first two years under the Proposed Advisory Agreement and whether the amount of profit would be a fair entrepreneurial profit for the management of the Fund. The Trustees considered various assumptions that CGCIM used in estimating its future profitability from managing the Fund, some of which indicated the possibility for significant asset growth as well as a favorable investment environment that would generate enough income so that CGCIM would receive performance-based fees. The Trustees noted that CGCIM expected to receive a reasonable profit as measured by percentage of revenue over both years, with an increase in the second year

Supplemental Information (Unaudited)(Continued)

assuming asset growth, leverage costs, and income based on CGCIM’s proposed plans for the Fund and the new investment strategy. The Board concluded that CGCIM’s estimated level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from CGCIM as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the proposed advisory fee structure is reasonable and that approval of the Proposed Advisory Agreement is in the best interests of the shareholders of the Fund.

Vertical Capital Income Fund

Dividend Reinvestment Plan

Unless the registered owner of shares elects to receive cash by contacting the Plan Agent, all dividends declared for the shares of the Fund will be automatically paid in the form of, or reinvested by American Stock Transfer & Trust Company (“AST”) (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional shares of the Fund. If you are a registered owner of shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers or other financial intermediaries through which shareholders may hold their shares, may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional shares of the Fund for the respective shareholders.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

Whenever the Fund declares a dividend, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the

Supplemental Information (Unaudited)(Continued)

Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (newly issued shares) or (ii) by purchase of outstanding shares on the open market (open-market purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. If, before the Plan Agent has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Supplemental Information (Unaudited)(Continued)

There will be no brokerage charges with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219; telephone 1-866-277-8243.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the most-recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser
Oakline Advisors, LLC
5301 Alpha Rd, Suite 80 - 222
Dallas, Texas 75240

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
VERTICAL-SA23

(b) Not applicable.

Item 2. Code of Ethics.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. None

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 5/24/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 5/24/23

By (Signature and Title)

* /s/ Destiny Poninski

Destiny Poninski, Principal Financial Officer/Treasurer

Date 5/24/23

* Print the name and title of each signing officer under his or her signature.